Exhibit 99.1

TECHNOLOGY | COMPLIANCE | SECURITY The Leading Ancillary Service Provider in the Legal Cannabis Industry April 2018

FORWARD LOOKING STATEMENTS This presentation may contain “Forward Looking Statements" within the meaning of Section 27A of the Securities Act of 1933, a s amended, and Section 21E of the Securities Exchange Act of 1934. "Forward - looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future,” "plan" or "planned,” "will" or "sh oul d,” "expected,” "anticipates,” "draft,” "eventually" or "projected.” You are cautioned that such statements are subject to a mult itu de of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projecte d i n the forward - looking statements, including the risk that actual results may differ materially from those projected in the forward - looking statements as a result of various factors, risks that we may not realize the anticipated benefits of acquisitions we may make or plan to make, and other risks identified in the Company’s 10 - K for the fiscal year ended December 31, 2017 and other filings made by the Company with the Securities and Exchange Commission. 2

Our Mission The Company’s mission is to provide clients with the most secure and technologically advanced, integrated operating environments available, so they can better manage and mitigate risk while they focus on their core business. About Helix TCS Helix TCS, Inc. (the “Company”, “Helix TCS”) is a premier provider of integrated operating environment solutions for the legal cannabis industry (“LCI”). Through a unique combination of business, logistics, and risk management skills, Helix TCS works to provide the best Technology, Compliance, and Security (TCS) services in the market. EXECUTIVE SUMMARY 3

• Executive Team has world - class operational and financial expertise in Frontier Markets . • Frontier Markets: 1) Capital Impaired 2) Information Tight 3) Legal/Regulatory Uncertainty • The legal cannabis industry is a frontier market . Zachary Venegas Chief Executive Officer • 15+ yrs CEO experience • Frontier Markets Private Equity Founder • West Point and NYU MBA Graduate Scott Ogur Chief Financial Officer • 15+ yrs CFO experience • Frontier Markets Private Equity CIO • NYU MBA Graduate and CFA charterholder Grant Whitus Director of Operations • 25+ yrs SWAT experience • Recipient of 16 Medals, 5 Medals for Valor • Colorado POST Certified Instructor HELIX TCS EXECUTIVE TEAM 4

Driving shareholder value with a focus on efficiently deploying capital to maximize long - term value. Proven Track Record Deep experience allows us to provide best - in - class strategic execution. Experienced Team State - level regulation fosters a favorable business environment by requiring TCS services. Regulatory Context Strategic partnerships with top industry participants create robust competitive barriers. Key Partnerships Representing 500+ cannabis business licenses , Helix TCS’s client base is comprised of top industry participants in the retail, cultivation, and processing sectors. 20% of the largest cannabis businesses in Colorado employ Helix TCS security and transport services. Market Traction Average quarterly revenue growth rate from Helix TCS. + 17 % FRONTIER MARKET LEADER 5 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 Q4 '16 Q1 '17 Q2 '17 Q3 '17 Q4 '17 Thousands of U.S. Dollars Helix TCS Quarterly Revenue

• The LCI is one of the fastest growing industries in America . North American consumers spent $8.0 billion on legal cannabis products in 2017, up 21% from 2016. • Aggressive growth in the cannabis sector is forecasted to grow the market to $24.1 billion by 2025, 15% CAGR. • According to Pew Research and Gallup support for legalizing cannabis has risen from 12% in 1969 to 64% in 2017 0% 20% 40% 60% 80% 100% '70 '75 '80 '85 '90 '95 '00 '05 '10 '15 U.S. Support For Legalizing Cannabis Yes, legal No, illegal Source: Pew Research Center, Gallup 4.7 5.3 6.1 6.9 7.8 8.9 10.1 11.3 12.3 13.2 1.9 2.7 4.8 6.5 8.2 9.5 9.8 10.2 10.6 10.9 6.6 8.0 10.9 13.4 16.0 18.4 19.9 21.5 22.9 24.1 $0 $10 $20 $30 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 U.S. Cannabis Spending (billion of U.S. dollars) Medical Recreational Adult Use Source: The Cannabis Industry Annual Report THE LEGAL CANNABIS LANDSCAPE 6

• 29 states and the District of Columbia have already legalized medical cannabis use. • 8 states and D.C. have legalized recreational cannabis use. • California, pop. 39.3 million, legalized recreational cannabis effective Jan 2018. • Recreational legalization increased sales growth in other markets and is expected to do the same in CA. The Number of States Going Legal is Accelerating • The Federal Government recently rescinded the Cole memo, creating uncertainty for Cannabis businesses that follow state legalization laws. Uncertainty is a net positive for Helix TCS. • 60% of the United States population now lives in a state where marijuana has been legalized to some degree. HIGH GROWTH SECTOR 7

We have emerged as a clear market leader for TCS services: • Support services for cannabis businesses are underdeveloped and virtually non - existent. There is a need for integrated services companies. • Increased regulation requirements for legal cannabis businesses have strengthened organic demand . • We believe our suite of vertically integrated services and technology provide a level of risk management not found anywhere else in the industry . • We have established strong networks and relationships with legal cannabis businesses from all segments (producers, wholesalers and retailers). • Our team ’s breadth and depth of industry experience allows us to provide best - in - class performance and meet any state’s TCS requirements. MARKET OPPORTUNITY 8

Helix TCS has a proven track record of acquiring strategically important assets to expand business lines. Helix TCS’s acquisition history and current opportunity is validated by its record of accretive acquisitions and ability to enhance and grow acquired revenue streams. 9 • Video, Alarm and Access Control System Installation • Recurring Revenue Remote Surveillance Service ACQUISITION STRATEGY • Elite Manned Security Presence • LCI Compliance Expertise • First LCI Wholesale Marketplace • Cannalytics™ Acquisitions • Pioneer in Seed - to - Sale Tracking Software • Intelligence and Government Compliance Software Possible Acquisitions • LCI Wholesale Commodity Exchange • Software Development Company • Multi - state security expansion • International product line expansion 1 1. Under definitive merger agreement

• BioTrackTHC is a pioneer in seed - to - sale tracking for both business management and government oversight software . Compliance Security / Technology Integrated Solution The BioTrackTHC pending acquisition will catapult Helix TCS into a leading position in LCI compliance and point - of - sale software, further expanding its integrated operating environment. HELIX TCS AND BioTrackTHC

BioTrackTHC DEAL RATIONALE

Acquiring BioTrackTHC is strategic both financially and operationally

Financially Strategic

- BioTrackTHC will add scale to Helix TCS pushing revenue to ≈ $15mm combined
- Helix TCS has the management experience to help BioTrackTHC improve operations and focus tightly on client utility and usability
- Revenue growth will be propelled via cross-selling Helix TCS's integrated product set, inline with experience from other frontier markets

Operationally Strategic

- Expands Helix TCS's presence in 26 states and 5 countries
- BioTrackTHC has ≈ 50% market share in seed-to-sale software market worldwide
- Transaction dataset is the largest in the industry and will power Cannalytics™ as the premium proprietary market data aggregation, reporting and forecasting tool
- Enables Cannabase to offer complete supply chain management solution for the wholesale market

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Q1 2016 Q2 2016 Q3 2016 Q4 2016 Q1 2017 Q2 2017 Q3 2017 Q4 2017 Q1 2018 Launched LCI Security Offering September, 2015 Acquired Security Grade: Remote Digital Security Systems June, 2017 Acquired Cannabase : B2B Marketplace for the LCI April, 2016 Established CO LCI Security Market Dominance December, 2016 MILESTONES Quarterly Revenue Exceeds $1mm June, 2017 Entered Definitive Agreement to Acquire BioTrackTHC March, 2018 Established Substantial Presence in CA Market February, 2018 Listing Upgraded to OTC QB October, 2017 Helix TCS has an unrivaled execution track record

Public Listing Share Price at Listing 30D VWAP % △ Average Vol (30D) Helix TCS, Inc. April 5, 2018 Jan. 11, 2016 OTCQB: HLIX $0.14 $2.69 +1,921% Approx. 30,000 STOCK OVERVIEW 13 To Be Update Upon Finalization

Helix TCS Website: www.helixtcs.com For More Information, Contact: Scott Ogur, CFO sogur@helixtcs.com Tel: (720) 328 - 5372 CONTACT US 14